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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K



                                 CURRENT REPORT

                                   PURSUANT TO

                             SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 5, 2000

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                            GENOME THERAPEUTICS CORP.
             (Exact name of registrant as specified in its charter)

       MASSACHUSETTS                   0-10824                 04-2297484

(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
     of incorporation)                                    Identification Number)

                                100 BEAVER STREET
                          WALTHAM, MASSACHUSETTS 02453

          (Address, of principal executive offices, including zip code)

                                 (781) 398-2300

               (Registrant's Telephone number including area code)

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                               PAGE 1 OF 4 PAGES.

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Item 5.  OTHER EVENTS

     On May 2, 2000, Genome Therapeutics Corp. issued a press release announcing an extension to its human genomics alliance with Schering-Plough Corporation to discover new therapeutics for treating asthma. The extension will carry the research portion of the alliance at least through December 2001. A copy of this press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              GENOME THERAPEUTICS CORP.

                                              By /s/ Robert J. Hennessey
                                                --------------------------------
                                                Title: Chairman of the Board and
                                                       Chief Executive Officer

Date: May 5, 2000



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                                  EXHIBIT INDEX

99.1  Press Release dated May 2, 2000




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